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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Shuffle Master, Inc.:

We consent to the incorporation by reference in this Registration Statement of Shuffle Master, Inc. on Form S-8 of our report dated December 12, 2001, appearing in the Annual Report on Form 10-K of Shuffle Master, Inc. for the year ended October 31, 2001.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
October 18, 2002

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT